                                                                   Exhibit 10.92



                           __________________________





                        NEW CENTURY MORTGAGE CORPORATION
                             NC CAPITAL CORPORATION
                                     Seller



                                       AND




                            CDC MORTGAGE CAPITAL INC.
                                      Buyer







                                AMENDMENT NO. 2
                         Dated as of December ___, 2001

                                       TO

                           MASTER REPURCHASE AGREEMENT
                            Dated as of July 19, 2001

                           __________________________

         AMENDMENT NO. 2 (this "Amendment"), dated as of December ___, 2001, by
                                ---------
and among New Century Mortgage Corporation ("NCMC"), NC Capital Corporation
                                             ----
("NCCC" and, together with NCMC, the "Seller"), and CDC Mortgage Capital Inc.
  ----                                ------
("Buyer"), to the Master Repurchase Agreement dated as of July 19, 2001 by and
  -----
among Seller and Buyer (the "Agreement").
                             ---------

         All capitalized terms not otherwise defined herein are defined in the Agreement.

                                    RECITALS

         WHEREAS, Seller and Buyer have entered into Agreement;

         WHEREAS the Seller has requested the Buyer to agree to amend certain provisions of the Agreement as set forth in this Amendment. The Buyer hereto is willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller and the Buyer hereby agree as follows:

         NOW, THEREFORE, the parties hereby agree that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyers and Seller agree as follows:

         SECTION 1.  Amendments.
                     ----------

         (a) Section 1 of the Agreement is hereby amended by inserting the definition of "Restricted Payment":
                   ------------------

                  ""Restricted Payment" shall mean, with respect to any Person,
                    ------------------
         collectively, all dividends or other distributions of any nature (cash, securities, assets or otherwise), and all payments, by virtue of redemption or otherwise, on any class of equity securities (including, without limitation, warrants, options or rights therefor) issued by such Person, whether such securities are now or may hereafter be authorized or outstanding and any distribution in respect of any of the foregoing, whether directly or indirectly."

         (b) Section 11(v) of the Agreement is hereby amended and restated to read in its entirety as follows:

                  "(v)  Restricted Payments. Guarantor, NCCC and NCMC will not
                        -------------------
         make any Restricted Payments, other than (a) dividends paid by Guarantor on its Series 1998A Convertible Preferred Stock and its Series 1999A Convertible Preferred Stock in an aggregate amount not to exceed $3,000,000 per annum, (b) dividends paid by Guarantor on its Common Stock not to exceed $0.20 per share in any calendar year, and
         (c) dividends paid by NCMC to Guarantor to enable Guarantor to pay dividends as provided in clauses (a) and (b) above; provided, that in each case both before and after giving effect to such dividends, Guarantor, NCCC and NCMC are in compliance with the covenants set forth in Section 11 of this Agreement and no Event of Default or Default has occurred and is continuing."

                                      -2-

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         SECTION 2.     Ratification of Agreement.
                        -------------------------

         As amended by this Amendment, the Agreement is in all respects ratified and confirmed and the Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

         SECTION 3.     Representations and Warranties. To induce the Seller to
                        ------------------------------
enter into this Amendment, the Seller hereby represents and warrants to the Seller that, after giving effect to the amendments provided for herein, the representations and warranties contained in the Agreement and the other Repurchase Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

         SECTION 4.     No Other Amendments. Except as expressly amended hereby,
                        -------------------
the Agreement and the other Repurchase Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

         SECTION 5.     Expenses. The Seller agrees to pay and reimburse the
                        --------
Buyer for all of the out-of-pocket costs and expenses incurred by Seller in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of its attorneys.

         SECTION 6.     GOVERNING LAW.
                        -------------

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         SECTION 7.     Counterparts.
                        ------------

         This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CDC MORTGAGECAPITAL INC., as Buyer          NEW CENTURY MORTGAGE CORPORATION, as
under the Agreement                         Seller under the Agreement


By: /s/ Joseph Piscina                      By: /s/ Patrick Flanagan
    ---------------------                       -----------------------
Name: Joseph Piscina                        Name: PATRICK FLANAGAN
Title:   Managing Director                  Title: EXECUTIVE VICE PRESIDENT



By: /s/ William Branagh                     NC CAPITAL CORPORATION,
   ---------------------                    as Seller under the Agreement
Name: William Branagh
Title:  Director
                                            By: /s/ Patrick Flanagan
                                                -----------------------
                                            Name: PATRICK FLANAGAN
                                            Title: PRESIDENT

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CDC MORTGAGECAPITAL INC., as Buyer          NEW CENTURY MORTGAGE CORPORATION, as
under the Agreement                         Seller under the Agreement


By: /s/ Joseph Piscina                      By: /s/ Patrick Flanagan
    ---------------------                       -----------------------
Name: Joseph piscina                        Name:  PATRICK FLANAGAN
Title:  Managing Director                   Title: EXECUTIVE VICE PRESIDENT



By: /s/ William Branagh                     NC CAPITAL CORPORATION,
   ---------------------                    as Seller under the Agreement
Name: William Branagh
Title:  Director
                                            By: /s/ Patrick Flanagan
                                                -----------------------
                                            Name:  PATRICK FLANAGAN
                                            Title: PRESIDENT

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CDC MORTGAGECAPITAL INC., as Buyer          NEW CENTURY MORTGAGE CORPORATION, as
under the Agreement                         Seller under the Agreement


By: /s/ Joseph Piscina                      By: /s/ Patrick Flanagan
    ---------------------                       -----------------------
Name: JOSEPH PISCINA                        Name:   PATRICK FLANAGAN
Title:   Managing Director                  Title:  EXECUTIVE VICE PRESIDENT



By: /s/ William Branagh                     NC CAPITAL CORPORATION,
   ---------------------                    as Seller under the Agreement
Name: William Branagh
Title:  Director
                                            By: /s/ Patrick Flanagan
                                                -----------------------
                                            Name:  PATRICK FLANAGAN
                                            Title: PRESIDENT

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

CDC MORTGAGECAPITAL INC., as Buyer          NEW CENTURY MORTGAGE CORPORATION, as
under the Agreement                         Seller under the Agreement


By: /s/ Joseph Piscina                      By: /s/ Patrick Flanagan
    ---------------------                       -----------------------
Name:  JOSEPH PISCINA                        Name:  PATRICK FLANAGAN
Title: Managing Director                     Title: EXECUTIVE VICE PRESIDENT



By: /s/ William Branagh                     NC CAPITAL CORPORATION,
   ---------------------                    as Seller under the Agreement
Name: William Branagh
Title:  Director
                                            By: /s/ Patrick Flanagan
                                                -----------------------
                                            Name:  PATRICK FLANAGAN
                                            Title: PRESIDENT

The undersigned guarantor hereby consents and agrees to the foregoing Amendment:

                                           NEW CENTURY FINANCIAL CORPORATION

                                           By: /s/ Patrick Flanagan
                                              -------------------------
                                           Name: PATRICK FLANAGAN
                                           Title: EXECUTIVE VICE PRESIDENT

The undersigned guarantor hereby consents and agrees to the foregoing Amendment:

                                           NEW CENTURY FINANCIAL CORPORATION

                                           By: /s/ Patrick Flanagan
                                              -------------------------
                                           Name: PATRICK FLANAGAN
                                           Title: EXECUTIVE VICE PRESIDENT

The undersigned guarantor hereby consents and agrees to the foregoing Amendment:

                                           NEW CENTURY FINANCIAL CORPORATION

                                           By: /s/ Patrick Flanagan
                                              -------------------------
                                           Name: PATRICK FLANAGAN
                                           Title: EXECUTIVE VICE PRESIDENT

The undersigned guarantor hereby consents and agrees to the foregoing Amendment:

                                           NEW CENTURY FINANCIAL CORPORATION

                                           By: /s/ Patrick Flanagan
                                              -------------------------
                                           Name: PATRICK FLANAGAN
                                           Title: EXECUTIVE VICE PRESIDENT